UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2016 (March 4, 2016)
DSW Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 DSW Drive, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 237-7100

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
As previously disclosed on February 17, 2016, DSW Shoe Warehouse, Inc., a wholly owned subsidiary of DSW Inc. (“DSW”), entered into a Stock Purchase Agreement to acquire all of the issued and outstanding capital stock of Ebuys, Inc. On March 4, 2016, DSW completed its acquisition of Ebuys, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signature

DSW Inc.
		By:	/s/ William L. Jordan
William L. Jordan
Chief Administrative Officer, Executive Vice President and General Counsel

Date:	March 8, 2016